UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 27, 2026

_____________________

Z Squared Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 South Andrews Ave., Suite #700 Fort Lauderdale, Florida		33301
(Address of principal executive offices)		(Zip Code)

954-400-9994

(Registrant’s telephone number, including area code)

Coeptis Therapeutics Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZSQR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01. Entry into a Material Definitive Agreement.

Binding Letter of Intent – Acquisition of Skycore Digital LLC

On April 28, 2026, Z Squared Inc. (the “Company”) entered into a Binding Letter of Intent (the “LOI”) with MN Data Centers JV LLC, a Delaware limited liability company holding 80% of the membership interests of Skycore Digital LLC, a North Carolina limited liability company (“Skycore”), and Claw Holdings, LLC, a North Carolina limited liability company holding the remaining 20% of such membership interests (collectively, the “Sellers”), pursuant to which the Company has agreed to acquire 100% of the issued and outstanding membership interests of Skycore (the “Skycore Acquisition”).

Under the LOI, at the closing of the Skycore Acquisition, the Company will issue to the Sellers, pro rata, shares of a newly designated Series B Convertible Preferred Stock of the Company (the “Series B Preferred”) having an aggregate initial liquidation preference of $18,000,000, plus, if the Sellers cause Skycore to secure up to 18 megawatts of additional power capacity prior to closing, additional shares of Series B Preferred having an aggregate initial liquidation preference of up to $4,000,000 (scaled pro rata based on additional megawatts secured). The aggregate initial liquidation preference of all Series B Preferred issued as consideration will not exceed $22,000,000. The consideration is also subject to a customary working capital adjustment to be set forth in the definitive purchase agreement.

The terms of the Series B Preferred will be set forth in a Certificate of Designation to be filed with the Secretary of State of the State of Delaware at or prior to the closing of the Skycore Acquisition, and will include, among other things: (i) a stated value of $1,000 per share; (ii) a 1.0x non-participating liquidation preference, senior to the Common Stock and to all existing and future series of preferred stock; (iii) at the Company’s election on each quarterly payment date, cash dividends at 8.0% per annum or pay-in-kind dividends at 10.0% per annum (compounded quarterly), with mandatory cash dividend payments commencing after eight consecutive quarters of pay-in-kind elections; (iv) a conversion price equal to 110% of the 20-day volume-weighted average price of the Common Stock as of the date of the LOI, subject to customary adjustments; (v) optional conversion at the holder’s election and forced conversion if the closing sale price of the Common Stock equals or exceeds 200% of the conversion price for any 20 consecutive trading days; (vi) an annual holder put right beginning on the second anniversary of closing, subject to a 20% annual cap; (vii) mandatory redemption on the seventh anniversary of closing; (viii) voting on an as-converted basis with the Common Stock, subject to Nasdaq Listing Rule 5640; (ix) class consent rights over specified actions; and (x) registration rights pursuant to a registration rights agreement to be entered into at closing.

The LOI also contains binding provisions relating to, among other things, exclusivity for a 90-day period, confidentiality, public disclosure, due diligence, termination (including a drop-dead date of June 30, 2026), and a $500,000 break-up fee payable by the Company in specified circumstances. The closing of the Skycore Acquisition is subject to the negotiation, execution, and delivery of definitive transaction documentation and the satisfaction of customary closing conditions.

The foregoing description of the LOI is qualified in its entirety by reference to the full text of the LOI, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Group 10 Holdings LLC Consulting Agreement Amendment

On April 27, 2026, the Company entered into an amendment (the “Group 10 Amendment”) to its consulting agreement with Group 10 Holdings LLC (“Group 10”), pursuant to which, among other things, the Company agreed to issue 200,000 shares of Common Stock (the “Wasserman Shares”) to Adam K. Wasserman, the principal of Group 10. The issuance of the Wasserman Shares is also reported under Item 3.02 of this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to the Group 10 Amendment, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

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Moneta Advisory Partners, LLC Corporate Services Agreement

On January 23, 2026, the Company entered into a Corporate Services Agreement (the “MAP Agreement”) with Moneta Advisory Partners, LLC (“MAP”), pursuant to which MAP agreed to provide investor relations, content, media, and advisory services to the Company for a one-year term. As compensation for the services, the Company agreed to issue to MAP up to an aggregate of 566,000 shares of Common Stock (the “MAP Shares”), consisting of 11,000 shares issuable upon signing, up to 415,000 target shares issuable upon achievement of specified performance milestones, and up to 140,000 bonus pool shares issuable upon achievement of additional milestones, in each case as set forth in the Milestone-Based Equity Award Schedule attached to the MAP Agreement and subject to written verification and certification by the Compensation Committee of the Board of Directors (the “Board”) of achievement of each applicable milestone. The MAP Shares are subject to the leak-out and lock-up provisions set forth in the Company’s Registration Statement on Form S-4 (File No. 333-288329) and applicable securities laws. The issuance of the MAP Shares is also reported under Item 3.02 below. The foregoing description is qualified in its entirety by reference to the MAP Agreement, a copy of which (together with the related Milestone-Based Equity Award Schedule) is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

MZHCI, LLC Investor Relations Consulting Agreement

Effective as of December 8, 2025, the Company entered into an Investor Relations Consulting Agreement (the “MZHCI Agreement”) with MZHCI, LLC, an MZ Group company (“MZHCI”), pursuant to which MZHCI agreed to provide investor relations consulting services to the Company, including investor outreach, financial media coordination, IR website design and hosting, and related services. As compensation for the services, the Company agreed to (i) pay MZHCI a monthly cash fee, (ii) issue to MZHCI shares of restricted Common Stock having an aggregate value of $100,000, valued at the closing price of the Common Stock on April 24, 2026 (the “MZHCI Initial Shares”), within 60 days following the signing of the MZHCI Agreement, and (iii) pay one-time performance-based bonuses upon the achievement of specified average daily dollar volume thresholds, the introduction of new institutional shareholders, the introduction of non-paid sell-side analyst research coverage, and the securing of dedicated Tier-1 financial media coverage, payable in cash or restricted Common Stock at the Company’s discretion. The MZHCI Initial Shares and any bonus shares issued under the MZHCI Agreement are restricted securities subject to the leak-out and lock-up provisions set forth in the Company’s Registration Statement on Form S-4 (File No. 333-288329). The MZHCI Agreement has an initial term of four months and renews automatically for successive four-month terms unless terminated by either party. The issuance of the MZHCI Initial Shares is also reported under Item 3.02 below. The foregoing description is qualified in its entirety by reference to the MZHCI Agreement, a copy of which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Retail Sparks Marketing Services Agreement

On February 24, 2026, the Company entered into a Marketing Services Agreement (the “Retail Sparks Agreement”) with Fulcrum New Amsterdam LLC (d/b/a Retail Sparks) (“Retail Sparks”), pursuant to which Retail Sparks agreed to provide retail investor marketing and outreach services to the Company for a three-month term. As compensation for the services, the Company agreed to (i) pay Retail Sparks a monthly cash retainer, and (ii) issue to Retail Sparks that number of shares of Common Stock equal in value to $75,000, valued at the closing price of the Common Stock on April 24, 2026 (the “Retail Sparks Shares”). The Retail Sparks Shares are restricted securities subject to the leak-out and lock-up provisions set forth in the Company’s Registration Statement on Form S-4 (File No. 333-288329). The issuance of the Retail Sparks Shares is also reported under Item 3.02 below. The foregoing description is qualified in its entirety by reference to the Retail Sparks Agreement, a copy of which is filed as Exhibit 10.5 hereto and is incorporated herein by reference.

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Item 3.02. Unregistered Sales of Equity Securities.

In connection with the matters described under Item 1.01 of this Current Report on Form 8-K, the Company issued or has agreed to issue the following shares of Common Stock in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”):

•	Wasserman Shares. On April 27, 2026, the Company agreed to issue 200,000 shares of Common Stock to Adam K. Wasserman pursuant to the Group 10 Amendment, as more fully described under Item 1.01 above.

•	MAP Shares. Pursuant to the MAP Agreement, the Company has agreed to issue to MAP up to an aggregate of 566,000 shares of Common Stock, consisting of 11,000 shares issuable upon signing, up to 415,000 target shares issuable upon achievement of specified performance milestones, and up to 140,000 bonus pool shares issuable upon achievement of additional milestones, as more fully described under Item 1.01 above.

•	MZHCI Initial Shares. Pursuant to the MZHCI Agreement, the Company has agreed to issue to MZHCI shares of restricted Common Stock having an aggregate value of $100,000, valued at the closing price of the Common Stock on December 8, 2025, as more fully described under Item 1.01 above. Any future bonus shares issuable to MZHCI under the MZHCI Agreement upon the achievement of specified milestones will be reported as and when issued.

•	Retail Sparks Shares. Pursuant to the Retail Sparks Agreement, the Company has agreed to issue to Retail Sparks that number of shares of Common Stock equal in value to $75,000, valued at the closing price of the Common Stock on April 24, 2026, as more fully described under Item 1.01 above.

The Company issued, or has agreed to issue, the foregoing shares of Common Stock (collectively, the “Issued Shares”) in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder, based on, among other things: (i) the absence of any general solicitation or general advertising in connection with each issuance; (ii) the sophistication of, and access to information regarding the Company afforded to, each recipient (and, in the case of MAP, MZHCI, and Retail Sparks, the recipient’s status as an accredited investor); and (iii) the placement of customary restrictive legends on the certificates or book-entry positions evidencing the Issued Shares. The Issued Shares have not been registered under the Securities Act and may not be offered or sold in the United States absent registration under, or an applicable exemption from, the registration requirements of the Securities Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Directors and Officers

Effective as of the effective time of the previously announced merger of CP Merger Sub, Inc., a wholly-owned subsidiary of the Company, with and into Z Squared Opco, Inc. (formerly Z Squared, Inc.) (the “Merger”) on April 27, 2026, each of the directors and officers of the Company serving immediately prior to the effective time of the Merger resigned from his or her respective positions with the Company. None of the resignations resulted from any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

(c) Appointment of Officers

On April 27, 2026, the Board appointed each of the following individuals to serve in the office set forth opposite his or her name, in each case to hold office at the pleasure of the Board (subject to the terms of any applicable employment or service agreement):

•	David Halabu — Co-Chief Executive Officer (principal executive officer);

•	Michelle Burke — Co-Chief Executive Officer (principal executive officer);

•	Brian Cogley — Chief Financial Officer (principal financial officer); and

•	Elissa Stall — Corporate Secretary.

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In addition, on April 27, 2026, the Board appointed Ryan Schadel to serve as Chief Marketing Officer of the Company. Mr. Schadel has been designated as an “officer” of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as an “executive officer” of the Company for purposes of Rule 3b-7 thereunder.

Biographical and other information regarding each of the foregoing officers required by Item 5.02(c) of Form 8-K is set forth below:

David Halabu, Age 49, Co-Chief Executive Officer. Mr. Halabu has served as Co-Chief Executive Officer and a director of the Company since April 2026. He previously served as Chief Executive Officer and a director of Z Squared Opco, Inc. (formerly Z Squared, Inc., the Company’s wholly-owned subsidiary) from June 2024 to April 2026. Since 2013, Mr. Halabu has served as a co-founder and principal of Group 10 Capital Management LLC, an investment firm focused on non-performing real estate debt, private lending, commercial value-add real estate, and residential rentals. Since late 2021, Mr. Halabu has also been involved with Broadstreet Inc. in capital markets and business strategy roles. During the past five years, Mr. Halabu has owned and operated a remediation and construction company in South Florida and has been an active investor in residential and commercial real estate projects in Florida, Michigan, and the Carolinas. Mr. Halabu holds a B.S. in Economics, with a minor in Mathematics, from Tulane University.

Michelle Burke, Age 40, Co-Chief Executive Officer. Ms. Burke has served as Co-Chief Executive Officer and a director of the Company since April 2026. She previously served as Chief Operating Officer of Z Squared Opco, Inc. (formerly Z Squared, Inc., the Company’s wholly-owned subsidiary) from June 2025 to April 2026. From July 2024 to April 2026, Ms. Burke served as Chief Executive Officer of Minting Dome, a digital asset mining and infrastructure operator, having initially joined Minting Dome as Chief Operating Officer in October 2022. From May 2021 to July 2022, Ms. Burke served as Chief Operating Officer of Wattum Management. From June 2017 to May 2021, Ms. Burke founded and operated Lab Testing API, a health technology platform connecting testing locations and medical professionals, and concurrently served as Chief Operating Officer of Personalabs. Ms. Burke holds a bachelor’s degree in E-Business Management from Newport University.

Brian Cogley, Age 39, Chief Financial Officer. Mr. Cogley has served as Chief Financial Officer of the Company since May 2023, having served in such capacity with Coeptis Therapeutics Holdings, Inc. (the Company’s predecessor) prior to the Merger. From February 2022 to May 2023, Mr. Cogley served as Senior Manager, Accounting Advisory at CFGI, LLC, where he advised pharmaceutical and financial services clients on technical accounting implementations, interim controller and SEC reporting matters, and segment reporting and carve-out engagements. From 2017 to February 2022, Mr. Cogley served as Vice President of Finance and Accounting at NexTier Bank, where he led the bank’s accounting and finance operations, including general ledger, financial planning and analysis, internal and external financial reporting, and human resources. Mr. Cogley holds a B.A. with a concentration in accounting, and a Master of Business Administration with a concentration in finance, each from Duquesne University.

Ryan Schadel, Age 48, Chief Marketing Officer. Mr. Schadel has served as Chief Marketing Officer of the Company since April 2026. Since September 2021, Mr. Schadel has also served as Chief Executive Officer of Metavesco Inc. (OTC: MVCO), a digital platform developer for companies listed on the OTC Markets. From May 2011 to February 2021, Mr. Schadel served as Chief Executive Officer of Labor Smart Inc. (OTC: LTNC), then a nationwide staffing agency. Mr. Schadel attended Kennesaw State University from 1995 to 1996, where he studied business and finance.

(d) Election of Directors

Effective as of the effective time of the Merger on April 27, 2026, the Board increased its size and elected each of David Halabu, Michelle Burke, Adam Sohn, Bryan Fuerst, and Kenneth Cooper to serve as a director of the Company, in each case to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, or removal.

The Board affirmatively determined that each of Adam Sohn, Bryan Fuerst, and Kenneth Cooper qualifies as an “independent director” under Nasdaq Rule 5605(a)(2), and (i) with respect to each member of the Audit Committee, satisfies the additional independence requirements of Rule 10A-3 under the Exchange Act and Nasdaq Rule 5605(c)(2), and (ii) with respect to each member of the Compensation Committee, satisfies the additional independence requirements of Rule 10C-1 under the Exchange Act and Nasdaq Rule 5605(d)(2). The Board further determined that Bryan Fuerst qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K and is “financially sophisticated” for purposes of Nasdaq Rule 5605(c)(2)(A).

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The Board appointed the directors to the standing committees of the Board as follows:

•	Audit Committee: Bryan Fuerst (Chair), Adam Sohn, and Kenneth Cooper;

•	Compensation Committee: Adam Sohn (Chair), Bryan Fuerst, and Kenneth Cooper; and

•	Nominating and Corporate Governance Committee: Kenneth Cooper (Chair), Adam Sohn, and Bryan Fuerst.

Biographical information regarding each of Adam Sohn, Bryan Fuerst, and Kenneth Cooper required by Item 5.02(d) of Form 8-K is set forth below:

Adam Sohn, Age 57. Mr. Sohn has served as Chief Executive Officer of Narravance Inc., a cyber-social threat identification technology company supporting the threat intelligence and financial services sectors, since September 2022. From February 2020 to September 2022, Mr. Sohn served as Chief Executive Officer of the Network Contagion Research Institute, a non-profit organization that identifies and forecasts emerging threats to the economic, physical, and social health of civil society. From April 2019 to February 2020, Mr. Sohn served as Chief Growth Officer of the Society for Human Resource Management. Mr. Sohn previously served as Director of Communications for the cabinet of former Florida governor Jeb Bush. Mr. Sohn holds a bachelor’s degree in international affairs from Columbia University. The Board believes Mr. Sohn is qualified to serve as a director due to his experience identifying and addressing emerging social and technological trends.

Bryan Fuerst, Age 52. Mr. Fuerst has served as Chief Financial Officer of Alliance Health Systems since September 2024, where he oversees the organization’s accounting, audit, treasury, corporate finance, budgeting, and investor relations functions and serves as a member of the Executive Committee. From July 2001 to August 2024, Mr. Fuerst served in various capacities at Propel Health, a privately held healthcare marketing firm of which he was a founding member, including as Chief Financial Officer, Vice President of Integrations, Senior Vice President of Finance, and Chair of the Investment and Audit Committees. Mr. Fuerst began his career at Cantor Fitzgerald, where he ultimately served as Vice President of the Partnership Investing Group and Global Controller. Mr. Fuerst holds a Bachelor of Science in Accounting from LIU Post and an M.B.A. from New York University’s Stern School of Business. The Board believes Mr. Fuerst is qualified to serve as a director due to his extensive financial, accounting, and executive leadership experience across the healthcare and financial services industries.

Kenneth Cooper, Age 53. Mr. Cooper has served as Founder and Chief Executive Officer of Pur Health Holdings, a behavioral healthcare company, since January 2023. From October 2007 to August 2021, Mr. Cooper served as Chief Executive Officer of North American Dental Group, a dental support organization of which he was a founding member. Mr. Cooper attended Youngstown State University. The Board believes Mr. Cooper is qualified to serve as a director due to his experience as a founder and chief executive officer of multiple healthcare organizations and his expertise in scaling private equity-backed enterprises.

There are no arrangements or understandings between any of the new directors and any other person pursuant to which such director was elected, other than as contemplated by the Agreement and Plan of Merger and Reorganization, dated as of April 25, 2025, by and among the Company, CP Merger Sub, Inc., and Z Squared Opco, Inc. There are no transactions between the Company and any of the new directors required to be disclosed under Item 404(a) of Regulation S-K.

Each of Mr. Sohn, Mr. Fuerst, and Mr. Cooper is a party to an Independent Director Agreement with the Company, dated as of June 4, 2025 (each, a “Director Agreement”). In connection with their election to the Board, the Company has adopted a Non-Employee Director Compensation Program (the “NED Program”), which provides each non-employee director with (i) an annual cash retainer of $24,000 (plus an additional $10,000 for the Chair of the Audit Committee), (ii) an initial restricted stock unit (“RSU”) grant having an aggregate grant-date fair value of $150,000, vesting in 36 equal monthly installments commencing on the grant date (the “Initial RSU Grant”), and (iii) an annual RSU grant having an aggregate grant-date fair value of $36,000 ($50,000 for the Chair of the Audit Committee), vesting in four equal quarterly installments commencing on the first anniversary of the applicable director’s appointment. Pursuant to each Director Agreement and the NED Program, each of Mr. Sohn, Mr. Fuerst, and Mr. Cooper received an Initial RSU Grant on April 27, 2026.

The foregoing descriptions of the Director Agreements and the NED Program are qualified in their entirety by reference to the full text of each such Director Agreement and the NED Program, copies of which are filed as Exhibits 10.9 and 10.10, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

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(e) Compensatory Arrangements with Certain Officers

In connection with the Merger and the appointments described under Item 5.02(c) above, on April 27, 2026, the Company entered into the executive employment agreements and equity awards described below.

Halabu A&R Agreement.

The Company entered into an Amended and Restated Executive Employment Agreement (the “Halabu A&R Agreement”) with Mr. Halabu, which amends, restates, and supersedes in its entirety his Executive Employment Agreement, dated as of March 18, 2025 (the “Halabu Prior Agreement”). The Halabu A&R Agreement provides for Mr. Halabu’s continued service as Co-Chief Executive Officer of the Company on the terms set forth therein. Pursuant to Section 3(d) of the Halabu A&R Agreement, the Company granted to Mr. Halabu, on April 27, 2026, an option to purchase 500,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on April 27, 2026 (the “Halabu Appreciation Options”). The Halabu Appreciation Options vest in full upon the date on which the fair market value of the Common Stock has increased by 50% above its fair market value on April 27, 2026, as determined by the Board in its reasonable discretion, and remain exercisable for ten years from the grant date, subject to earlier termination in accordance with the Z Squared Inc. 2025 Incentive Compensation Plan (the “2025 Plan”) and the applicable award agreement. The Board acknowledged that the Halabu Appreciation Options represent the option grant originally contemplated by Section 3(d) of the Halabu Prior Agreement and not previously made.

Cogley A&R Agreement.

The Company entered into an Amended and Restated Executive Employment Agreement (the “Cogley A&R Agreement”) with Mr. Cogley, which amends, restates, and supersedes in its entirety his Executive Employment Agreement, dated as of June 11, 2025, as amended by the First Amendment thereto, dated as of April 3, 2026 (which First Amendment increased Mr. Cogley’s annual base salary from $200,000 to $250,000, effective as of January 1, 2026). The Cogley A&R Agreement provides for Mr. Cogley’s continued service as Chief Financial Officer of the Company on the terms set forth therein. Pursuant to Section 3(c) of the Cogley A&R Agreement, the Company granted to Mr. Cogley, on April 27, 2026, an option to purchase 100,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on April 27, 2026 (the “Cogley Appreciation Options”), with vesting and term provisions substantially similar to those of the Halabu Appreciation Options described above. In addition, pursuant to Section 3(b) of the Cogley A&R Agreement, the Company granted to Mr. Cogley, on April 27, 2026, an annual bonus award of RSUs (the “Cogley Annual Bonus RSUs”) having an aggregate grant-date fair market value equal to $250,000, with the number of Cogley Annual Bonus RSUs determined by dividing $250,000 by the closing price per share of the Common Stock on the Nasdaq Global Market on April 27, 2026 (rounded down to the nearest whole share). The Cogley Annual Bonus RSUs vest in equal quarterly installments over the one-year period commencing on April 27, 2026, subject to Mr. Cogley’s continued employment with the Company on each applicable vesting date.

Schadel Agreement.

The Company entered into an Executive Employment Agreement (the “Schadel Agreement”) with Mr. Schadel, which provides for Mr. Schadel’s service as Chief Marketing Officer of the Company at an initial annual base salary of $180,000 on the terms set forth therein. Pursuant to Section 3(c) of the Schadel Agreement, the Company granted to Mr. Schadel, on April 27, 2026, an option to purchase 100,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on April 27, 2026 (the “Schadel Appreciation Options”), with vesting and term provisions substantially similar to those of the Halabu Appreciation Options. In addition, pursuant to Section 3(b) of the Schadel Agreement, the Company granted to Mr. Schadel, on April 27, 2026, an annual bonus award of RSUs (the “Schadel Annual Bonus RSUs”) having an aggregate grant-date fair market value of $150,000, with the number of Schadel Annual Bonus RSUs determined by dividing $150,000 by the closing price per share of the Common Stock on the Nasdaq Global Market on April 27, 2026 (rounded down to the nearest whole share). The Schadel Annual Bonus RSUs vest in equal quarterly installments over the one-year period commencing on April 27, 2026, subject to Mr. Schadel’s continued employment with the Company on each applicable vesting date.

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2025 Incentive Compensation Plan.

The 2025 Plan was approved by the stockholders of the Company at the special meeting of stockholders held on January 30, 2026, and became effective as of the effective time of the Merger on April 27, 2026. The 2025 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance stock units, deferred stock awards, dividend equivalents, performance bonus awards, and other stock-based awards to employees, directors, non-employee directors, and consultants of the Company and its affiliates and subsidiaries. The 2025 Plan is administered by the Compensation Committee of the Board. The aggregate number of shares of Common Stock that may be issued or transferred pursuant to awards under the 2025 Plan may not exceed 15% of the number of shares of Common Stock issued and outstanding from time to time; the maximum number of shares deliverable upon exercise of incentive stock options is 300,000, subject to adjustment as provided in the 2025 Plan.

In connection with the adoption of the 2025 Plan, the Board approved forms of Stock Option Award Agreement, Restricted Stock Unit Award Agreement, and Restricted Stock Award Agreement to be used in connection with awards granted under the 2025 Plan.

The foregoing descriptions of the Halabu A&R Agreement, the Cogley A&R Agreement, the Schadel Agreement, the 2025 Plan, and the related forms of award agreements do not purport to be complete and are qualified in their entirety by reference to the full text of each such document, copies of which are filed as Exhibits 10.6, 10.7, 10.8, 10.11, 10.12, 10.13, and 10.14, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 24, 2026, the Company issued a press release announcing the closing of the Merger and the listing of the Common Stock on the Nasdaq Global Market under the trading symbol “ZSQR.” A copy of that press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

On April 28, 2026, the Company issued a press release announcing the executive leadership appointments described under Item 5.02 of this Current Report on Form 8-K. A copy of that press release is furnished as Exhibit 99.2 hereto.

On April 29, 2026, the Company issued a press release announcing the entry into the Skycore LOI described under Item 1.01 of this Current Report on Form 8-K. A copy of that press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01, including Exhibits 99.1, 99.2, and 99.3, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

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Item 8.01. Other Events.

On April 27, 2026, the Board established a Board of Advisors of the Company and approved a form of Board of Advisors Agreement to be entered into between the Company and each member of the Board of Advisors. The Board of Advisors will provide non-binding strategic advice to the Board and management of the Company. Members of the Board of Advisors will not be directors of the Company and will not have any voting rights with respect to matters considered by the Board.

Pursuant to Exhibit A of the MAP Agreement (described under Item 1.01 above), the Board approved each of Pete Najarian or Jon Najarian (as designated by MAP) and Marc X. LoPresti to serve as a member of the Board of Advisors for a one-year term. The Chief Executive Officer of the Company is authorized to identify and appoint additional members of the Board of Advisors from time to time, in each case subject to the execution and delivery of a Board of Advisors Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Binding Letter of Intent, dated April 28, 2026, by and among Z Squared Inc., MN Data Centers JV LLC, and Claw Holdings, LLC.
10.2	Second Amendment to Consulting Agreement, dated April 27, 2026, by and between Z Squared Inc. and Group 10 Holdings LLC.
10.3	Corporate Services Agreement, dated as of January 23, 2026, by and between Z Squared Inc. and Moneta Advisory Partners, LLC (including the Milestone-Based Equity Award Schedule attached as Exhibit B thereto).
10.4#	Investor Relations Consulting Agreement, dated December 8, 2025, by and between Z Squared Inc. and MZHCI, LLC.
10.5#	Marketing Services Agreement, dated February 24, 2026, by and between Z Squared Inc. and Fulcrum New Amsterdam LLC (d/b/a Retail Sparks).
10.6†	Amended and Restated Executive Employment Agreement, dated as of April 27, 2026, by and between Z Squared Inc. and David Halabu.
10.7†	Amended and Restated Executive Employment Agreement, dated as of April 27, 2026, by and between Z Squared Inc. and Brian Cogley.
10.8†	Executive Employment Agreement, dated as of April 27, 2026, by and between Z Squared Inc. and Ryan Schadel.
10.9†	Form of Independent Director Agreement.
10.10†	Z Squared Inc. Non-Employee Director Compensation Program.
10.11†	Z Squared Inc. 2025 Incentive Compensation Plan (incorporated by reference to Annex C to the Company’s Registration Statement on Form S-4 (File No. 333-288329)).
10.12†	Form of Stock Option Award Agreement under the Z Squared Inc. 2025 Incentive Compensation Plan.
10.13†	Form of Restricted Stock Unit Award Agreement under the Z Squared Inc. 2025 Incentive Compensation Plan.
10.14†	Form of Restricted Stock Award Agreement under the Z Squared Inc. 2025 Incentive Compensation Plan.
99.1	Press Release issued by Z Squared Inc. on April 29, 2026 (Skycore).
99.2	Press Release issued by Z Squared Inc. on April 28, 2026 (Executive Appointments).
99.3	Press Release issued by Z Squared Inc. on April 24, 2026 (Closing of Merger) (furnished, not filed).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Indicates management contract or compensatory plan, contract, or arrangement.

# Certain information contained in this exhibit, marked by brackets or asterisks, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. The registrant hereby agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 1, 2026	Z SQUARED INC.

By: /s/ David Halabu
Name: David Halabu Title: Co-Chief Executive Officer

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